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                                                                    EXHIBIT 99.3

                                  DIRECTOR'S CONSENT


     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, James F. Dlugosch, hereby consent to be named as a person about to become a director of Kinnard Investments, Inc. in the Registration Statement on Form S-4 of Kinnard Investments, Inc. dated June 23, 1999.

Dated:  June 23, 1999              /s/ James F. Dlugosch
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                                   James F. Dlugosch